Xedar Corporation
2500 Central Avenue
Boulder, CO 80301

March 20, 1998

Securities and Exchange Commission
Washington, D.C. 20549

We are transmitting herewith the attached Proxy Statement and Proxy Card.
The filing fee of $125.00 has been remitted by wire to the Mellon Bank for our CIK account.

Sincerely,

Hans R. Bucher

Hans R. Bucher
President




                      XEDAR CORPORATION
                     2500 Central Avenue
                   Boulder, Colorado 80301
                  Telephone: (303) 443-6441


             -----------------------------------

                     PROXY STATEMENT AND
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                     TO BE HELD JUNE 26, 1998

             ------------------------------------
The annual meeting of the shareholders of Xedar Corporation, a Colorado corporation, will be held at the offices of the Company, 2500 Central Avenue, Boulder, Colorado 80301, on Friday, June 26, 1998 at 2:00 p.m. or at any adjournment or postponement thereof, to act upon the following:

     (1)  To elect three (3) directors of the Company.

     (2) To consider such other business as may properly come before the meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. Management is not aware of any other matters to come before the meeting. The Board of Directors has fixed the close of business on April 24, 1998, as the record date for shareholders entitled to notice of and to vote at the meeting.
ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING. IF YOU DO NOT PLAN TO ATTEND THE MEETING, YOU ARE URGED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. A BUSINESS REPLY ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.
THE GIVING OF A PROXY WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              Sincerely yours,


                              MARLIS BUCHER
                              Secretary


Boulder, Colorado
April 30, 1998






                       PROXY STATEMENT

                      XEDAR CORPORATION
                     2500 Central Avenue
                   Boulder, Colorado 80301
                  Telephone: (303) 443-6441


                ANNUAL MEETING OF SHAREHOLDERS
                   TO BE HELD JUNE 26, 1998


This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of Xedar Corporation (the "Company"), a Colorado corporation, to be voted at the Annual Meeting of Shareholders of the Company to be held at 2:00 p.m. on Friday, June 26, 1998, or at any adjournment or postponement thereof, at the offices of the Company, 2500 Central Avenue, Boulder, Colorado. The Company anticipates that this Proxy Statement and accompanying form of Proxy will be first mailed or delivered to the shareholders of the Company on or about the date indicated on the facing page.

Any shareholder giving a Proxy may revoke it at any time before it is exercised by delivering written notice of such revocation to the Company's Secretary, by substituting a new proxy executed at a later date, or by requesting, in person, at the Annual Meeting that the proxy be returned. Shares represented by valid Proxies will be voted in accordance with the instructions indicated thereon. Unless otherwise directed, votes will be cast for the election of the directors hereinafter named. The majority of the shares of common stock represented at the meeting in person or by proxy constitutes a quorum.

All of the expenses involved in preparing, assembling and mailing this Proxy Statement and the material enclosed herewith will be paid by the Company.


           VOTING SHARES AND PRINCIPAL SHAREHOLDERS

Shareholders of record as of the close of business on April 24, 1998, (the "record date"), will be entitled to notice of and to vote at the Annual Meeting. As of the record date, there were outstanding 1,837,224 shares of the Company's no par value common stock (hereinafter called "common stock"), each of which is entitled to one vote. Cumulative voting is prohibited. The Company has no other class of voting securities.

Security Ownership of Certain Beneficial Owners

The following table sets forth the number of shares of the Company's no par value common stock owned beneficially at March 31, 1998 by each person known by the Company to have owned beneficially more than five percent of such shares then outstanding.

                               Amount and Nature
    Name and Address of          of Beneficial     Percentage
     Beneficial Owner             Ownership         of Class

    Hans R. Bucher               417,590              23.1%
    2890 Table Mesa Drive
    Boulder, CO  80303


Security Ownership of Management

The following table sets forth the number of shares of the Company's no par value common stock owned beneficially at March 31, 1998, by each director, by each person nominated as a director of the Company and by all of the Company's present officers and directors as a group.

                               Amount and Nature
Name and Address of              of Beneficial     Percentage
Beneficial Owner      Title       Ownership         of Class


Hans R. Bucher        Director      417,590 (1)       23.1%
2890 Table Mesa Drive
Boulder, CO  80303

Gary A. Agron         Director            0            0%

Michael J. O'Connell  Director       10,000            0.6%

Marlis Bucher         Secretary      15,225            0.8%

All present officers and            442,815           24.5%
directors as a group
(4 in number)



(1) Mr. Bucher's beneficial ownership includes all shares owned by Marlis Bucher.




                    ELECTION OF DIRECTORS

At the Annual Meeting, the shareholders will elect three directors of the Company. Each director will hold office until the next Annual Meeting of Shareholders and thereafter until his successor is elected and has qualified. Cumulative voting is not permitted in the election of directors. In the absence of instructions to the contrary, the person named in the accompanying proxy will vote in favor of the election of each of the persons named below as the Company's nominees for directors of the Company. All of the nominees are presently members of the Board of Directors. Each of the nominees has consented to be named herein and to serve if elected. It is not anticipated that any nominee will become unable or unwilling to accept nomination or election, but if such should occur, the person named in the proxy intends to vote for the election in his stead of such other person as the management of the Company may recommend. A majority of votes cast will be necessary to elect each director.

Assuming they are elected to the Board of Directors, each nominee intends to elect Hans R. Bucher as the Company's
President and Treasurer and Marlis Bucher as the Company's
Secretary for the ensuing year.

The following table sets forth certain information as to each nominee's principal occupation or employment, his age and the year when he first became a director of the Company.

                                                    Director
                       Position Held                 and/or
                        with the       Principal     Officer
   Name       Age        Company       Occupation     since

Hans R. Bucher 61     President,Treas- Chief Executive  1974
                      urer and Director Officer of
                                        Company

Michael J.     64     Director         Accountant       1980
O'Connell

Gary A. Agron  53     Director         Attorney         1978


Hans R. Bucher, President, Treasurer, and Director

Mr. Bucher received his bachelor of science degree in electrical engineering from the Abendtechnikum der Innerschweiz in Lucerne, Switzerland in 1962. He received his masters of science degree in electrical engineering from Cornell University in 1967, while also working for Westinghouse Electric Corporation. Mr. Bucher is the co-author of The Philosophy of Low Light Level Camera Design delivered in 1969 before the Electro-Optical Design Conference in New York. Mr. Bucher was employed by Westinghouse Electric Corporation from 1963 to 1967 where he was section manager of image tube testing and was responsible for the evaluation of the first lunar camera tube.
Thereafter from 1967 to 1971, Mr. Bucher was a project engineer for camera design at Ball Brothers Research Corporation in Boulder, Colorado. During 1971 and 1972, he was engineering manager of the video systems department of Ball Brothers and until his association with Xedar in May 1974, Mr. Bucher was manager of the electro-optics development department at Ball Brothers. Mr. Bucher was employed by Xedar as its vice president from May 1974 until June 1976, when he was elected president. Mr. Bucher devotes substantially all of his time to the business of the Company.

Michael J. O'Connell, Director
Mr. O'Connell received his bachelor of science degree in business administration from the University of Denver in 1961 and his masters of science degree in business administration from the University of Denver in 1968. He has been a certified public accountant since 1963 and is a member of the American Institute and Colorado Society of Certified Public Accountants, Institute of Management Accountants, Colorado Society of Certified Public Accountants, and the Financial Managers Group for the Design Profession. Mr. O'Connell has thirty-seven years of professional experience in public accounting and private industry and currently has a business consulting practice in Westminster, Colorado. Mr. O'Connell devotes such time as is necessary to the affairs of the Company in his capacity as a director.

Gary A. Agron, Director
Mr. Agron received his bachelor of arts degree in political science from the University of Colorado in 1966. In 1969, Mr. Agron earned his juris doctor degree from the University of Colorado School of Law. From 1969 until present, Mr. Agron has been engaged in the private practice of law in Denver, Colorado. He is also a director of U.S. Pawn, Inc., a publicly held pawn shop operator and Meadow Valley Corporation, a publicly held heavy construction contractor. Mr. Agron has acted as the Company's securities counsel since its inception on May 6, 1974. Mr. Agron devotes such time as is necessary to the affairs of the Company.

The Company has no standing audit, nominating, compensation or similar committees. During the year ended December 27, 1997, the Board of Directors held one meeting.


                    EXECUTIVE COMPENSATION

During the Company's most recent fiscal year, no officer or director was paid remuneration in excess of $60,000 except Mr. Bucher, who received a salary of $135,200 in 1997. Information concerning remuneration paid or agreed to be paid to all of the Company's officers and directors as a group during the fiscal year ended December 27, 1997, is set forth in the following table:

                  SUMMARY COMPENSATION TABLE

                                 Long-Term Compensation
  ANNUAL COMPENSATION
                                    Awards   Payouts

 (a)   (b)   (c)   (d)   (e)      (f)   (g)   (h)   (i)
 Name                   Other
  and                  Annual
 Principal            Compen-
 Position Salary Bonus sation
 (1)   Year  ($)   ($)   ($)      ($)   ($)   ($)   ($)

 CEO   1997 135,200
 Hans  1996 130,966
 Bucher1995 127,215 3,000


(1) Includes CEO and there were no other highly compensated executives whose salary and bonus exceeded $100,000.00


Current Remuneration

During the fiscal year ended December 27, 1997, Hans R.
Bucher, President and Treasurer of the Company, received an annual salary of $135,200.

The Company maintains no pension or retirement plans, annuity contracts or other deferred compensation plans or any stock purchase, profit-sharing or thrift plans for the benefit of its officers, directors or employees.

Proposed Remuneration

During the fiscal year ending December 26, 1998, the Company intends to pay Mr. Bucher, its President and Treasurer, an annual salary of $135,200.


Mr. Agron will continue to provide legal services on behalf of the Company and Mr. O'Connell intends to provide financial and accounting services on a paid consulting basis.

          STOCK OPTION PLAN FOR BOARD OF DIRECTORS

In June 1994 the Shareholders approved the establishment of a stock option plan for the Company's Board of Directors to reserve 50,000 shares of the Company's common stock. No options have been granted under this plan.

                 INCENTIVE STOCK OPTION PLAN

In June 1994 the Shareholders approved to increase the number of shares reserved for issuance under the Incentive Stock Option Plan for the benefit of the Company's key employees by 100,000 shares. The total number of shares reserved under this plan now total 200,000 shares. The Company has issued 40,000 options under this plan all of which have been exercised as of December 27, 1997.

Certain Relationships and Related Transactions

Hans Bucher is a general partner in Central Avenue Investment, a general partnership from which the Company leased its office and plant facilities. The Company believes that the lease is fair and reasonable and on as beneficial terms as could be obtained from any unaffiliated third party consistent with other rentals assessed in the market area for similar facilities.


                     INDEPENDENT AUDITORS

KPMG Peat Marwick LLP, Denver, Colorado conducted the audit of the Company's accounting records for the year ended December 27, 1997 and has been engaged to audit the Company's financial statements for the year ending December 26, 1998. KPMG Peat Marwick LLP has advised the Company that it has no direct or indirect financial interest in the Company, and that, since the Company's inception, it has had no connection with the Company other than as its independent auditors.

A representative of KPMG Peat Marwick LLP will be in attendance at the Annual Meeting and will have an opportunity to make a statement if he so desires. This representative is also expected to be available to respond to appropriate questions at that time.


It is the Company's understanding that KPMG Peat Marwick LLP is obliged to maintain audit independence as prescribed by the accounting profession and certain requirements of the Securities and Exchange Commission. As a result, the directors of the Company do not specifically approve, in advance, nonaudit services provided by KPMG Peat Marwick LLP nor do they consider the effect of such services, if any, to have an effect on audit independence.

          PROPOSALS OF SHAREHOLDERS FOR PRESENTATION
            AT NEXT ANNUAL MEETING OF SHAREHOLDERS

Any shareholder of record of the Company who desires to submit a proper proposal for inclusion in the proxy materials relating to the next Annual Meeting of Shareholders must do so in writing and it must be received at the Company's principal executive offices by the end of the year, December 26, 1998. The proponent must be a record of beneficial owner entitled to vote at the next Annual Meeting on his proposal and must continue to own such security entitling him to vote through the date on which the meeting is held.

                        ANNUAL REPORT

The Annual Report to Shareholders concerning the operations of the Company during the year ended December 27, 1997, including certified financial statements for the year ended, has been enclosed with this Proxy Statement. The Annual Report is not incorporated in the Proxy Statement and is not to be considered a part of the soliciting material.

                    METHOD OF SOLICITATION

Arrangements may be made with the brokerage houses, custodians, nominees and other fiduciaries to forward proxy solicitation materials to the beneficial owners of the shares held of record by such persons, and the Company may reimburse them for their reasonable out-of-pocket expenses incurred by them in so doing. In addition to solicitation by mail, certain officers and employees of the Company who will receive no compensation for their services other than their regular salaries, may solicit proxies by telephone, telegraph and personally.

                        OTHER BUSINESS

The management of the Company is not aware of any other matters which are to be presented at the Annual Meeting of Shareholders, nor has it been advised that other persons will present any such matters. However, if other matters properly come before the meeting, the individual named in the accompanying proxy shall vote on such matters in accordance with his best judgement.

          AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 27, 1997, FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, TO EACH SHAREHOLDER OF RECORD OR EACH SHAREHOLDER WHO OWNED COMMON STOCK OF THE COMPANY LISTED IN THE NAME OF A BANK OR BROKER, AS NOMINEE, AT THE CLOSE OF BUSINESS ON APRIL 24, 1998. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY'S SECRETARY, XEDAR CORPORATION, 2500 CENTRAL AVENUE, BOULDER, COLORADO 80301.

The above Notice of Annual Meeting of Shareholders and Proxy
Statement are sent by order of the Board of Directors.







                            MARLIS BUCHER
                            Secretary






Boulder,  Colorado
April 30, 1998



                            PROXY

 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
            FOR THE ANNUAL MEETING OF SHAREHOLDERS
                      XEDAR CORPORATION
               TO BE HELD FRIDAY, JUNE 26, 1998

The undersigned hereby appoints Hans R. Bucher as the lawful agent and Proxy for the undersigned (with all powers the undersigned would possess if personally present, including full power of substitution), and hereby authorizes him to represent and to vote, as designated below, all the shares of common stock of Xedar Corporation held of record by the undersigned on April 24, 1998 at the Annual Meeting of shareholders to be held Friday, June 26, 1998, or any adjournment thereof.

    1.  ELECTION OF DIRECTORS

        FOR ALL NOMINEES listed     WITHHOLD AUTHORITY
        below (except as marked     to vote for all
        to the contrary below)      nominees listed below

        Hans R. Bucher, Michael J.
        O'Connell, Gary A. Agron

    (INSTRUCTION: To withhold authority to vote for any nominees, write the nominees' names on the space provided below).

    2. In his discretion, the Proxy is authorized to vote upon any other matters which may properly come before the Meeting, or any adjournment or postponement thereof.

       It is understood that when properly executed, this proxy will be voted in the manner directed herein by the undersigned stockholder. WHERE NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THE PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS PROPOSED IN ITEM (1) ABOVE.





The undersigned hereby revokes all previous proxies relating to the shares covered hereby and confirms all that said proxy or his substitutes may do by virtue hereof.

Please sign exactly as name   When shares are held by joint
appears below.                tenants, both should sign. When
                              signing as attorney, executor,
                              administrator, trustee or
                              guardian, please give full
                              title as such.  If a
                              corporation, please sign in
                              full corporate name by
                              president or other authorized
                              officer.  If a partnership,
                              please sign in partnership name
                              by authorized person.


DATED                  ,1998
     ------------------       -------------------------------
                              Signature

PLEASE MARK, SIGN, DATE AND
RETURN THE PROXY CARD
PROMPTLY USING THE ENCLOSED
ENVELOPE.                     ------------------------------
                              Signature if held jointly


       PLEASE CHECK THIS BOX IF YOU INTEND TO BE PRESENT AT
       THE MEETING.